                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest Event Reported): May 31, 2001


                         PRIVATE CAPITAL INVESTORS, INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                FLORIDA                               000-31691                             65-1036706
                -------                               ---------                             ----------
     (State or Other Jurisdiction              (Commission File Number)                   (IRS Employer
           of Incorporation)                                                          Identification Number)


         511 NE 94TH STREET, MIAMI SHORES, FLORIDA                33138
         ------------------------------------------            -----------
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: 305-758-3738

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective May 31, 2001, Private Capital Investors, Inc. (the "Company") and David I. Tow, certified public accountant ("Tow"), decided that Tow would no longer serve as the Company's independent accountant. This decision was based on the Company's need for an accounting firm with more experience auditing financial statements of public companies. On May 31, 2001, the Company engaged Rachlin Cohen & Holtz, certified public accountants ("RCH"), to replace Tow. Accordingly, RCH will audit the Company's financial statements for the fiscal year ended July 31, 2001. The decision to change accountants was approved by the Board of Directors of the Company.

         The report of Tow on the financial statements of the Company for the fiscal year ended July 31, 2001 (the "Report") did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Tow on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal year ended July 31, 2001 which, if not resolved to Tow's satisfaction, would have caused Tow to make reference to the subject matter of the disagreement(s) in connection with its Report.

         The Company has requested Tow to furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company contained herein, and, if not, stating the respects in which it does not agree. A letter from Tow is included as
Exhibit 16 to this Current Report on Form 8-K, stating its agreement with the statements made by the Company contained herein.

         Prior to its engagement as the Company's independent accountant firm, RCH had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  Exhibit 16 Letter of David I. Tow dated June 4, 2001 re: change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 2001
                                        PRIVATE CAPITAL INVESTORS, INC.


                                        By:   /s/ STUART D. COOPER
                                           -----------------------------
                                             Stuart D. Cooper
                                             President



                                       3